UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2006

MATHSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

5900 Green Oak Drive, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

       Registrant’s telephone number, including area code: (952) 746-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On January 5, 2006, MathStar, Inc. issued a press release announcing the Company would be presenting at the Eighth Annual Needhan & Company, LLC Growth Conference on January 10, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit is being furnished as part of this report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of MathStar, Inc. dated January 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: January 5, 2006	By:	/s/ James W. Cruckshank

James W. Cruckshank
Vice President of Administration and
Chief Financial Officer (Principal Financial
Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of MathStar, Inc. dated January 5, 2006.